                                                                   EXHIBIT 10.10


                                                          COOPER INDUSTRIES INC.
[COOPER LOGO]                                NONQUALIFIED STOCK OPTION AGREEMENT

=====================================================================================================
                                       NUMBER OF SHARES OF COOPER     OPTION PRICE
GRANTED TO:          GRANT DATE        INDUSTRIES COMMON STOCK        PER SHARE       EMPLOYEE NUMBER
                     ---------------   ---------------------------    ------------    ---------------

                     ---------------   ---------------------------    ------------    ---------------
                     EXPIRATION DATE   DIVISION
                     ---------------   --------------------------------------------------------------

=====================================================================================================

       THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
          THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

This Agreement is made between Cooper Industries, Inc., an Ohio corporation, having its principal office in Houston, Texas (the "Company"), and the undersigned, an employee of the Company or a subsidiary of the Company (the "Employee"). The parties hereto have agreed as follows:

1. Pursuant to the Cooper Industries, Inc. Stock Incentive Plan (the "Plan"), the Company grants to the Employee a Nonqualified Stock Option ("Option") to purchase the above stated number of shares of Cooper Industries, Ltd. Class A common stock, $.01 per share (the "Shares"), at the price stated above, subject to the following conditions:

(a) The Option rights are exercisable only if and after the Employee shall have remained in the employ of the Company for one year from the date of grant of this Option (the "Grant Date"). The Option shall become exercisable to the extent of only 33 1/3% of the aggregate number of Shares above specified, after one year, 66 2/3% after two years, and 100% after three years from the Grant Date.

(b) Except as otherwise provided in Sections 2, 3 and 4 below, the Employee or any permitted transferee of the Option under Section 8 ("Permitted Transferee"), may exercise the Option rights only if the Employee has remained continuously in the employ of the Company from the Grant Date.

(c) The Option rights shall expire at the end of the period of 5 years commencing with the Grant Date, or upon such earlier expiration or termination date as may be provided in Sections 2, 3, 4 or 9 hereof and such Option rights shall not be exercisable thereafter.

2. If, after the expiration of one year from the Grant Date, the Employee shall cease to be employed by the Company for any reason other than death, disability or retirement, the Option rights shall terminate immediately. If, after the expiration of one year from the Grant Date, cessation of employment is occasioned by retirement in accordance with any retirement plan of the Company then in effect, then the Employee or any Permitted Transferee may exercise the Option rights following such retirement for a period of five years after retirement or until the Expiration Date, whichever is lesser. However, if an Employee retires in accordance with any retirement plan of the Company then in effect and accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Employee to forfeit any unexercised Options under this Agreement.

3. If, after the expiration of one year from the Grant Date, the Employee shall cease employment as the direct result of disability (as defined in the Company's qualified Salaried Pension Plan), all outstanding options granted to the Employee become exercisable immediately and the Employee or any Permitted Transferee may exercise such outstanding options for a period of one year after the cessation of employment resulting from disability or until the Expiration Date, whichever is lesser, irrespective of any restrictions to the contrary contained in Section 1(a) above.

4. If, after the expiration of one year from the Grant Date, the Employee shall die while in the employ of the Company, or while retired with exercisable Options under Section 2, all outstanding options granted to the Employee become exercisable immediately and the person entitled to exercise such Options under
Section 8 may exercise such outstanding Options for a period of one year after the date of death or until the Expiration Date, whichever is lesser, irrespective of any restrictions to the contrary contained in Section 1(a) above.

5. The Option may be exercised by delivering to the Company at its principal executive office (directed to the attention of the Secretary or Assistant Secretary) a written notice, signed by the Employee or a Permitted Transferee, as the case may be, of the election to exercise the Option and stating the number of Shares in respect of which it is then being exercised. The Option shall be deemed exercised as of the date the Company receives such notice, accompanied by the payment of the full purchase price of the Shares then to be purchased plus any applicable federal and state taxes. In the event the Option shall be exercised, as provided herein, by any person other than the Employee, such notice shall be accompanied by appropriate evidence of the right of such person to exercise the Option. Payment of the full purchase price may be made in (a) cash, (b) shares of Cooper Industries, Ltd. Class A common stock, $.01 per share ("Stock"), or (c) any combination of cash and Stock, provided that any Stock used by the Employee in payment of the purchase price must have been acquired (whether by purchase, exchange or otherwise) by the Employee and held for a period of more than six months, and provided further that the Company reserves the right to prohibit the use of Stock as payment of the purchase price. Stock used in payment of the purchase price shall be valued at the average of the high and low trading prices of such Stock on the New York Stock Exchange or as reported in the consolidated transaction reporting system for the date of exercise. Payment of any applicable state and federal taxes must be made by the Employee upon exercise of the Option, even if the Option is exercised by a Permitted Transferee. Upon the proper exercise of the Option, the Company shall issue in the name of the person exercising the Option, and deliver to such person, a certificate for the Shares purchased. The Employee agrees that as holder of the Option he or she shall have no rights as shareholder in respect of any of the Shares as to which the Option shall not have been effectively exercised as herein provided and that no rights as a shareholder shall arise in respect of any Shares as to which the Option shall have been duly exercised until and unless a certificate for such Shares shall have been issued.

6.   This Option shall not be exercisable if such exercise would violate:

(a)  Any applicable state securities law;

(b) Any applicable registration or other requirements under the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the listing requirements of any stock exchange; or

(c)  Any applicable legal requirement of any other governmental authority.

Furthermore, if a registration statement with respect to the Shares to be issued upon the exercise of this Option is not in effect or if counsel for the Company deems it necessary or desirable in order to avoid possible violation of the Act, the Company may require, as a condition to its issuance and delivery of certificates for the Shares, the delivery to the Company of a written statement that the Employee or Permitted Transferee is acquiring such Shares for investment only and not with a view to, or for resale in connection with, the distribution thereof; that such person understands that the Shares may be "restricted securities" as defined in Rule 144 issued under the Act; and that any resale, transfer or other disposition of said Shares will be accomplished only in compliance with Rule 144, the Act, or other or subsequent applicable rules and regulations thereunder. The Company may place on the certificates evidencing such Shares an appropriate legend reflecting the aforesaid statement and the Company may refuse to permit transfer of such certificates until it has been furnished evidence satisfactory to it that no violation of the Act or the rules and regulations thereunder would be involved in such transfer.

7. In consideration of the granting of this Option by the Company, the Employee agrees that he or she will remain in the employ of the Company for a period of not less than one year from the Grant Date unless during said period his or her employment shall be terminated on account of incapacity or with the consent of the Company. Nothing herein contained shall limit or restrict any right which the Company would otherwise have to terminate the employment of the Employee.

8. This Option and the Option rights granted hereunder are not assignable or transferable or subject to any disposition by the Employee otherwise than:

(a)  by will or the laws of descent and distribution;

(b) by gift to any trust or estate in which the Employee or the Employee's spouse or other immediate relative of the employee has more than a 50% beneficial interest, or to the Employee's spouse or other immediate relative of the Employee, provided that any such transfer is permitted subject to Rule 16b-3 issued pursuant to the Exchange Act as in effect when such transfer occurs; or

(c) pursuant to a qualified domestic relations order (as defined by the Internal Revenue Code).

In this Agreement, "immediate relative" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, sister-in-law, brother-in-law, any adoptive relationship or any person sharing the Employee's household other than as a tenant or employee. The transfer of any Option rights under this Section 8 shall not be effective until the Employee has provided the Company with a written request for the transfer in a form acceptable to the Company and the Company has approved the transfer in writing. All Option rights transferred under this Section 8 shall continue to be subject to the terms and conditions of this Agreement and any Permitted Transferee has only the rights of the Employee contained herein, except that Option rights may not be transferred by a Permitted Transferee otherwise than by will or the laws of descent and distribution.

9. In the event of a reorganization, recapitalization or other change in the capital stock, corporate structure or business of the Company, the Board of Directors shall make appropriate adjustments to the number of Shares subject to the Option and the exercise price so as to maintain the proportionate interest of the Employee and preserve the value of the Option. In the event of a Change in Control of the Company, outstanding Options shall be settled in accordance with Section 18.2 of the Plan.

10. For purposes of this Agreement, employment by a parent or subsidiary of or a successor to the Company shall be considered employment by the Company.

11. The Committee shall have authority, subject to the express provisions of the Plan, to construe this Agreement and the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of said Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in this Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect. All action by the Committee under the provisions of this paragraph shall be conclusive for all purposes.

12. Notwithstanding any provisions hereof, this Agreement and the Option granted hereunder shall be subject to all of the provisions of the Plan as are in effect from time to time, which provisions are incorporated herein by reference.

13. This Agreement shall be governed and construed in accordance with the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Agreement to the substantive law of another jurisdiction.

IN WITNESS WHEREOF, the paries hereto have executed this Agreement in duplicate as of the Grant Date first above written.




COOPER INDUSTRIES, INC.

BY _____________________________________________________________________________




EMPLOYEE SIGNATURE _____________________________________________________________

SOCIAL SECURITY NO. ____________________________________________________________

HOME ADDRESS ___________________________________________________________________

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